Public Service Enterprise Group PSEG Earnings Conference Call 1 st Quarter 2017 April 28, 2017 EXHIBIT 99.1

Forward-Looking Statements
Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form
10-Q and Form 8-K.  These factors include, but are not limited to:
•     fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•     our ability to obtain adequate fuel supply;
•     any inability to manage our energy obligations with available supply;
•     increases in competition in wholesale energy and capacity markets;
•     changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•     economic downturns;
•     third party credit risk relating to our sale of generation output and purchase of fuel;
•     adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•     changes in state and federal legislation and regulations;
•     the impact of pending rate case proceedings;
•     regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities;
•     adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•     changes in federal and state environmental regulations and enforcement;
•     delays in receipt of, or an inability to receive, necessary licenses and permits;
•     adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•     changes in tax laws and regulations;
•     the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•     lack of growth or slower growth in the number of customers or changes in customer demand;
•     any inability of Power to meet its commitments under forward sale obligations;
•     reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•     any inability to successfully develop or construct generation, transmission and distribution projects;
•     any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers;
•     our inability to exercise control over the operations of generation facilities in which we do not  maintain a controlling interest;
•     any inability to maintain sufficient liquidity;
•     any inability to realize anticipated tax benefits or retain tax credits;
•     challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•     the impact of our covenants in our debt instruments on our operations; and
•     the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows.
Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items.  Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating
Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating
Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP
Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These
materials
and
other
financial
releases
can
be
found
on
the
PSEG
website
at
www.pseg.com
,
under
the
Investors
tab.
From
time
to
time,
PSEG,
PSE&G
and
PSEG
Power
release
important
information
via
postings
on
their
corporate
website
at
http://investor.pseg.com.
Investors
and
other
interested
parties
are
encouraged
to
visit
the
corporate
website
to
review
new
postings.
The
“email
alerts”
link
at
http://investor.pseg.com
may
be
used
to
enroll
to
receive
automatic
email
alerts
and/or
really
simple
syndication
(RSS)
feeds
regarding
new
postings
at
http://investor.pseg.com/rss
.

PSEG 2017 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q1 Results Summary –
Solid Results
Quarter ended March 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
$ millions (except EPS)
2017
2016
Net Income
$  114
$  471
Reconciling Items
352
(8)
Operating Earnings (non-GAAP)*
$   466
$   463
EPS from Net Income
$  0.22
$  0.93
EPS from Operating Earnings (non-GAAP)*
$  0.92
$  0.91

First Quarter Highlights
Net Income of $0.22 vs. Net Income of $0.93 per share in Q1 2016
Non-GAAP Operating Earnings* results of $0.92 vs. $0.91 per share in Q1 2016
Net Income reflects decision to retire Hudson-Mercer in June 2017 and REMA lease reserve
PSE&G achieved 13% growth in Q1 Net Income over Q1 2016, supported by increased investment in transmission and distribution
PSEG Power results aided by continued cost containment
Operational excellence
Nuclear performance achieved 100% capacity factor for Q1
Disciplined capital investment –
producing results
PSEG expected to invest ~$4.7 billion in 2017, consisting primarily of  $3.4 billion at PSE&G and $1.2 billion at PSEG Power
Regulatory/Legislative Focus:  NJ Needs Nuclear advocacy efforts; Energy Efficiency extension and expansion filing in March
Major capital initiatives on track:  Bridgeport Harbor 5 received all needed permits to begin construction phase
* See Slide A for Items excluded from Net Income  to reconcile to Operating Earnings (non-GAAP).
PSEG Q1 2017 – Achieved Solid Financial Results

2016
2017E
$2.80 -
$3.00E
PSEG Reaffirming 2017 Full-Year Guidance
$2.90
Growth in utility infrastructure investment continues to
drive a higher regulated earnings contribution in 2017
Non-GAAP Operating Earnings* and 2017 Guidance
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).  E = Estimate.

PSEG 2017 Q1 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG –
Q1 Results by Subsidiary
GAAP Net Income/(Loss)
2017
2016
Change
PSE&G
$   0.59
$  0.52
$  0.07
PSEG Power
$  (0.34)
$  0.38
$ (0.72)
PSEG Enterprise/Other
$  (0.03)
$  0.03
$ (0.06)
Total PSEG
$   0.22
$  0.93
$ (0.71)
Non-GAAP Operating Earnings*
2017
2016
Change
PSE&G
$  0.59
$  0.52
$  0.07
PSEG Power
$  0.30
$  0.36
$ (0.06)
PSEG Enterprise/Other
$  0.03
$  0.03
$        -
Total PSEG
$  0.92
$  0.91
$  0.01
*See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power and PSEG Enterprise/Other.
PSEG Q1 EPS Summary –
Quarter ended March 31

PSEG EPS Reconciliation –
Q1 2017 versus Q1 2016
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Higher Gas
Send-out  0.02
Recontracting
(0.09)
ER&T Reserve
(0.01)
Lower Volume
(0.01)
O&M  0.03
Transmission
0.03
Gas Margin  0.02
Distribution
O&M  0.02
Q1 2017
Net
Income
Q1 2016
Net
Income
PSEG
Power
PSE&G
Enterprise/
Other
Q1 2016
Operating
Earnings
(non-GAAP)*
Q1 2017
Operating
Earnings
(non-GAAP)*
PSEG-LI
and Other
$0.93
0.07
(0.06)
0.00
$0.91
$0.92
$0.22
Utility investment and cost control drove Q1 results
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00

PSE&G 2017 Q1 Review

PSE&G –
Q1 Summary of Results
$ millions (except EPS)
Q1 2017
Q1 2016
Variance
Operating Revenues
$  1,812
$  1,712
$  100
Operating Expenses
Energy Costs
753
729
24
Operation & Maintenance
367
382
(15)
Depreciation & Amortization
171
139
32
Total Operating Expenses
1,291
1,250
41
Net Income
$  299
$  262
$  37
EPS from Net Income
$  0.59
$  0.52
$  0.07

$0.52
0.05
0.02
$0.59
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
12
PSE&G EPS Reconciliation –
Q1 2017
versus Q1 2016
Q1 2017
Net Income
Q1 2016
Net Income
Transmission
0.03
Gas Margin  0.02
Distribution
O&M  0.02

PSE&G –
Monthly Heating Degree Days
1Q 2017 winter weather, as defined by heating degree days, was ~10% warmer than normal; a colder than normal March offset a mild January and the warmest February on record to make 1Q 2017 weather about the same as experienced in 1Q 2016.
Monthly Heating Degree Days
Q1 2017 vs. Q1 2016 vs. Q1 Normal
1200
1000
800
600
400
200
0
January
February
March
1Q 2017
1Q 2016
1Q Normal

PSE&G –
Q1 Operating Highlights
FERC formula rate revenue increase of $121 million implemented on January 1
In March, PSE&G filed an extension and expansion of its award-winning Energy Efficiency programs; the total filing proposes a ~$74 million investment in EE; the filing has been deemed complete and a decision is expected from the NJBPU in Q3 2017
PSE&G will file its distribution base rate case with the NJBPU no later than November 1, 2017
Operations
Regulatory
and
Market
Environment
PSE&G invested $752 million in capital expenditures in Q1 to upgrade and expand T&D infrastructure and reliability as part of its planned $3.4 billion full-year capital program
PSE&G’s Q1 2017 earnings increased by $0.07 or ~13% to $0.59 per share
PSE&G’s
2017
Net
Income
guidance
range
remains
unchanged
at
$945
-
$985
million
Financial
Residential electric sales were flat on an actual and weather-normalized basis; industrial and commercial electric sales increased by 2.5% due to a one time event and is not indicative of ongoing C&I demand growth
Total firm gas sales rose by 3% on a weather-normalized basis, due to variability versus normal
Winter weather was warmer than normal in Q1 due to a warm January and the warmest February on record, offset by colder than normal March weather

PSEG Power 2017 Q1 Review

PSEG Power –
Q1 Summary of Results
$ millions (except EPS)
Q1 2017
Q1 2016
Variance
Operating Revenues
$1,284
$  1,313
$  (29)
Net Income/(Loss)
(170)
192
(362)
Reconciling Items
320
(8)
328
Operating Earnings (non-GAAP)*
$  150
$  184
$  (34)
EPS from Net Income/(Loss)
$  (0.34)
$  0.38
$  (0.72)
EPS from Operating Earnings (non-GAAP)*
$  0.30
$  0.36
$  (0.06)
Adjusted EBITDA (non-GAAP)*
$  359
$  409
$  (50)
*See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) for PSEG Power.

Higher Gas
Send-out  0.02
Recontracting
(0.09)
Lower
Volume  (0.01)
ER&T Reserve
(0.01)
PSEG Power EPS Reconciliation –
Q1 2017 versus Q1 2016
O&M
* See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power.
0.40
0.00
0.30
0.20
0.10
-0.40
($0.34)
$0.38
Q1 2017
Net
(Loss)
Q1 2016
Net
Income
Q1 2016
Operating
Earnings
(non-GAAP)*
Q1 2017
Operating
Earnings
(non-GAAP)*
$0.36
(0.09)
0.03
$0.30

PSEG Power –
Q1 Generation Measures
8,419
8,356
1,028
1,432
3,754
3,046
0
5,000
10,000
15,000
2016
2017
Total Nuclear
Total Coal**
Natural Gas
* Excludes solar and Kalaeloa.   ** Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG Power –
Generation (GWh)*
13,201
12,834
PSEG Power –
Capacity Factors (%)
Quarter ended
March 31
2016
2017
Combined
Cycle
PJM and NY
51.7%
41.8%
Coal**
NJ (Coal/Gas)
0.4%
0.0%
PA
58.9%
83.5%
CT
6.7%
9.6%
Nuclear
99.7%
100%
Quarter ended
March 31
($ millions)
2016
2017
Gas
$    66
$    78
Coal
27
35
Total Fossil
$    93
$  113
Nuclear
58
54
Total Fuel
Cost
$  151
$  167
Total
Generation
(GWh)
13,201
12,834
$ / MWh
11.44
13.01
PSEG Power –
Fuel Costs

PSEG Power –
Gross Margin Performance
$0
$10
$20
$30
$40
$50
2015
2016
2017
$37
Quarter ended March 31
Lower hedge prices and decline in generation (1 fewer day of operation)
Capacity revenues were flat vs. Q1 2016
Regional spark spread compressed in the quarter
Regional Performance
Region
Q1 Gross
Margin ($M)
Q1 2017 Performance
PJM
$440
Recontracting at lower prices and
lower volumes
New
England
$32
Higher generation offset by lower
hedges
New York
$8
Higher prices offset by lower
generation
PSEG Power Gross Margin ($/MWh)
$47
$44

Apr-Dec
2017
2018
2019
Volume TWh
25
34
34
Base Load
% Hedged
100%
90-95%
35-40%
(Nuclear and Base Load Coal)
Price $/MWh
$46
$41
$42
Volume TWh
10
19
26
Intermediate, Combined Cycle,
% Hedged
65-70%
0%
0%
Peaking
Price $/MWh
$46
$ -
$ -
Volume TWh
35-37
52-54
58-60
Total
% Hedged
85-90%
55-60%
20-25%
Price $/MWh
$46
$41
$42
20
Hedging Update…
Contracted Energy*
*  HEDGE PERCENTAGES AND PRICES AS OF MARCH 31, 2017.  REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE ENERGY
   CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY.  HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING TREATMENT AND OPTIONS.

PSEG Power –
Q1 Operating Highlights
Q1 output down 2.8% as low energy prices and mild weather impacted economic dispatch
Nuclear fleet achieved average capacity factor of 100%, producing 8.4 TWhs of energy
CCGT fleet had a capacity factor of 42% versus 52% in Q1 2016 as high availability remained
strong
at
>90%
and
produced
3
TWh
of
energy;
Coal
fleet
produced
1.4
TWh
of
energy
Operations
Regulatory and Market
Environment
Financial
2017 expected generation output 49-50 TWh; BGS load projected at 11 TWhs
Power has begun construction at Bridgeport Harbor 5, obtained all needed permits in early April; target completion remains mid-2019
Construction on schedule and on budget at Keys and Sewaren 7 for targeted 2018 in-service
Power’s total debt as a percentage of capitalization at March 31 was 30%
Power’s 2017 non-GAAP Operating Earnings guidance range remains unchanged at $435 -
$510 million; non-GAAP Adjusted EBITDA guidance for 2017 remains unchanged at $1,080 to $1,210 million

PSEG

PSEG Financial Highlights
PSE&G earnings forecast to grow 8.5% to comprise 66% of PSEG’s 2017 non-GAAP Operating Earnings
Focused on maintaining operating efficiency and customer reliability
PSEG’s 5-Year capital spending forecast of $15 billion over 2017-2021 to be invested in PSE&G (82%) and Power (18%)
PSE&G infrastructure investment in reliability/resiliency/replacement remains on track
PSEG Power’s $2 billion investment in new generation, in PJM and New
England, will improve fleet efficiency and geographic diversity
Increased 2017 indicative common dividend by 4.9% to $1.72 per share
Financial position remains strong:
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 47% at March 31
Reiterating 2017 non-GAAP Operating Earnings guidance of $2.80 - $3.00 per share

PSEG 2017 Guidance -
By Subsidiary
Segment Operating Earnings Guidance and Prior Results
(non-GAAP, except as noted)*
$ millions
2017E
2016
PSEG Power
$1,080 -
$1,210
$1,201
PSEG Power Adjusted EBITDA (non-GAAP)*
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating
Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP).  E = Estimate.
$ millions (except EPS)
2017E
2016
PSE&G (Net Income)
$945 -
$985
$889
PSEG Power
$435 -
$510
$514
PSEG Enterprise/Other
$35 -
$35
$72
Operating Earnings (non
-GAAP)*
$1,415 -
$1,530
$1,475
Operating EPS (non
-GAAP)*
$2.80 -
$3.00E
$2.90

PSEG Liquidity as of March 31, 2017 25

Reconciliation of Non-GAAP Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
2017
2016
2016
Net Income
114
$
471
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
(17)
8
(Gain) Loss on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
(10)
(22)
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
564
-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
55
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(240)
6
Operating Earnings (non-GAAP)
466
$
463
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
Net Income
0.22
$
0.93
$
(Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG Power)
(0.03)
0.02
(Gain) Loss on MTM, pre-tax
(a)
(PSEG Power)
(0.02)
(0.05)
Operating Earnings (non-GAAP)
0.92
$
0.91
$
2.90
$
(a) Includes the financial impact from positions with forward delivery months.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation
Three Months Ended
Reconciling Items
($ millions, Unaudited)
($ Per Share Impact -
Diluted, Unaudited)
(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
March 31,
Year Ended
December 31,
887
$
168
669
147
(391)
1,475
$
(5)
1.75
$
(0.01)
0.33
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
1.10
1.32
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
0.11
0.29
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(0.46)
0.01
(0.78)
-
-

B
Reconciliation of Non-GAAP Operating Earnings and Non-GAAP
Adjusted EBITDA
Please
see
Slide
2
for
an
explanation
of
PSEG’s
use
of
Operating
Earnings
and
Adjusted
EBITDA
as
non-GAAP
financial
measures
and
how
they
differ
from
Net
Income.
2017
2016
2016
Net Income (Loss)
(15)
$
17
$
(20)
$
Lease Related Activity, pre-tax
55
-
147
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(a)
(23)
-
(55)
Operating Earnings (non-GAAP)
17
$
17
$
72
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
(a) Income tax effect calculated at a combined leveraged lease effective tax rate.
PSEG Enterprise/Other
($ millions, Unaudited)
Operating Earnings (non-GAAP) Reconciliation
Reconciling Items
Three Months Ended
March 31,
December 31,
Year-Ended
2017
2016
2016
Net Income (Loss)
(170)
$
192
$
18
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
(17)
8
(5)
(Gain) Loss on MTM, pre-tax
(a)
(10)
(22)
168
Hudson/Mercer Early Retirement, pre-tax
564
-
669
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(217)
6
(336)
Operating Earnings (non-GAAP)
150
$
184
$
514
$
Depreciation and Amortization, pre-tax
(c)
92
80
329
Interest Expense, pre-tax
(c) (d)
16
22
83
Income Taxes
(c)
101
123
275
Adjusted EBITDA (non-GAAP)
359
$
409
$
1,201
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
(a) Includes the financial impact from positions with forward delivery months.
(c) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d) Net of capitalized interest.
PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation
Three Months Ended
Year Ended
December 31,
Reconciling Items
March 31,
($ millions, Unaudited)
(b) Income tax effect calculated at 40.85% statutory rate, except  for NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.